Managers INVESTMENT GROUP

Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2009

(As Supplemented July 2, 2009)

PROSPECTUS

Managers Funds

- **Managers Special Equity Fund**

  Managers Class, Institutional Class

P011-0709

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

T A B L E  O F  C O N T E N T S

2–8	SUMMARY OF THE FUND

Managers Special Equity Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management
9–14	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information
15	FINANCIAL HIGHLIGHTS

Managers Special Equity Fund
16	HOW TO CONTACT US

Managers Investment Group	1

S U M M A R Y  O F  T H E  F U N D

FUND FACTS	MANAGERS SPECIAL EQUITY FUND

Investment Style: U.S. Small- and Mid-Cap Equities	OBJECTIVE

Benchmarks: Russell 2000® Growth Index Russell 2000® Index (former benchmark)	The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

  Tickers:

  Managers Class: MGSEX

  Institutional Class: MSEIX

  Investment Manager:

  Managers Investment Goup LLC

  (the “Investment Manager”)

  Subadvisors:

  Federated MDTA LLC

  (“MDT”)

  Lord, Abbett & Co. LLC

  (“Lord Abbett”)

  Ranger Investment Management, L.P.

  (“Ranger”)

  Smith Asset Management Group L.P.

  (“Smith Group”)

  The Russell 2000® Index and Russell 2000®

  Growth Index are trademarks of Russell

  Investments. Russell® is a trademark of Russell

  Investments.

FOCUS

Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Although the Fund focuses its investments in securities of small- and medium-capitalization companies pursuant to its investment objective, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Typically, the Fund invests in companies with capitalizations that are within the range of capitalizations of companies in the Russell 2000® Growth Index. As of December 31, 2008, the range of market capitalizations for the Russell 2000® Growth Index was $9.3 million to $3.2 billion. The Fund may purchase securities, or retain securities that it already has purchased, even if the securities are outside the Fund’s typical capitalization range.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s assets are currently allocated among four Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Specifically:

•   The Subadvisors utilize a growth approach to investing whereby three of the four Subadvisors seek to identify companies that are exhibiting rapid growth in their businesses and the fourth seeks to identify companies that possess better than average long-term growth rates combined with several other fundamental characteristics.

•   Three of the four Subadvisors examine the underlying businesses, financial statements, competitive environment and company management in order to assess the future profitability of each company.

•   One of the four Subadvisors utilizes a quantitative investment approach to evaluate each company based on six fundamental characteristics: earnings estimate momentum, long-term growth rate, earnings risk, tangible book to price ratio, earnings to price ratio, and share buyback or issuance.

•   A Subadvisor may sell a security if it believes that the future profitability of a company does not support the current stock price.

With the combination of the above strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the securities such as, among other things, increases in the price to earnings ratios.

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S U M M A R Y  O F  T H E  F U N D

MANAGERS SPECIAL EQUITY FUND	SUBADVISORS

PRINCIPAL RISKS

• Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

• Liquidity Risk—particular investments may be difficult to sell at the best price.

• Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•   Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

There is the risk that you may lose money on your investment.
Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

• Looking to gain exposure to small- and mid-cap companies. • Seeking a potential source of capital appreciation. • Willing to accept short-term volatility of returns.	See “Fund Management” on pages 7–8 for more information on the Subadvisors.

Managers Investment Group	3

S U M M A R Y  O F  T H E  F U N D

MANAGERS SPECIAL EQUITY FUND

PERFORMANCE SUMMARY	Calendar Year Total Returns—Managers Class

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for each Index. The performance information also reflects the impact of the Fund’s previous contractual expense limitation, if any. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of May 20, 2009, the Fund’s benchmark was changed to the Russell 2000® Growth Index to reflect the Fund’s change to a growth-oriented approach to investing.

	Best Quarter: 35.90% (4th Quarter 1999) Worst Quarter: –27.92% (4th Quarter 2008) Average Annual Total Returns[1] as of 12/31/08
	Managers Special Equity Fund	1 Year	5 Years	10 Years

	Managers Class—Return Before Taxes	–43.49%	–5.62%	–1.40%

	Managers Class—Return After Taxes on Distributions	–44.91%	–7.40%	–0.05%

	Managers Class—Return After Taxes on Distributions and Sale of Fund Shares	–26.52%	–4.01%	1.39%

	Institutional Class—Return Before Taxes	–43.35%	—	–5.91%[2]

	Russell 2000® Growth Index[3] (before taxes)	–38.54%	–2.35%	–0.76%

	Russell 2000® Index[4] (before taxes)	–33.79%	–0.93%	3.02%

[1]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Managers Class shares of the Fund. After-tax returns for Institutional Class shares will vary.

	[2]Since inception of the Fund’s Institutional Class shares on May 3, 2004.

[3]The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[4]The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

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MANAGERS SPECIAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Managers Class and Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Managers Class	Institutional Class
Management Fee	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.61%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1,2]	1.52%	1.27%

[1]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2008 for the Fund were 1.49% for the Managers Class and 1.24% for the Institutional Class. In addition, the Investment Manager has voluntarily agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it receives from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund makes in the JPMorgan Liquid Assets Portfolio — Capital Share Class.

[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$155	$480	$829	$1,813
Institutional Class	$129	$403	$697	$1,534

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underper-form value stocks during given periods.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

SMALL- AND MID-CAPITALIZATION STOCK RISK

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2009 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

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FUND MANAGEMENT

The Fund is a series of The Managers Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisors to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisers (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Lord Abbett, located at 90 Hudson Street, Jersey City, New Jersey 07302, manages a portion of the Fund and has served as a Subadvisor to the Fund since December 2007. As of December 31, 2008, Lord Abbett had assets under management of approximately $70.3 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is primarily responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett and has served in that capacity since December 2007. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst, and became a Partner and Portfolio Manager at Lord Abbett in 2003. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201, had approximately $3.6 billion in assets under management as of December 31, 2008. The portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group are Stephen S. Smith, John D. Brim, Royce W. Medlin, Eivind Olsen, CFA, and A. Michelle Pryor. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, Mr. Smith has served as both chief executive officer and chief investment officer. Mr. Brim has served as a portfolio manager of the Smith Group since 1998. Mr. Medlin has served as a portfolio manager with the Smith Group since 2006. From 2002 until 2006, Mr. Medlin served as President and Portfolio Manager of Belmont Wealth Management. Mr. Olsen has served as a portfolio manager of Smith Group since 2008. From 1998 until 2008, Mr. Olsen was a portolio manager at Brazos Capital Management/John McStay Investment Counsel. Ms. Pryor has served as a portfolio manager with the Smith Group since 2001, and began her career at Smith Group in 1998.

Ranger has managed a portion of the Fund since September 2008. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of December 31, 2008, Ranger had assets under management of approximately $604 million. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Fund managed by Ranger. Mr. Doenges has been a portfolio manager with Ranger since 2004 and has over twenty years of experience in the investment management industry. Prior to joining Ranger, Mr. Doenges was a Partner, Managing Director and Co- Chief Investment Officer at John McStay Investment Counsel from 1998-2004.

MDT has managed a portion of the Fund since September 2008. MDT, located at 125 High Street, 21st Floor, Boston, Massachusetts 02110, was founded in 1988. As of December 31, 2008, MDT had assets under management of approximately $5.0 billion. Daniel J. Mahr, CFA, is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr is assisted by Frederick L. Konopka, CFA, Brian M. Greenberg and Douglas K. Thunen, each of whom also serves as a portfolio manager for the Fund. In managing their portion of the Fund, the portfolio managers employ the Optimum Q Process computer model, a proprietary, quantitative computer model that drives investment selection and is designed, developed, enhanced and implemented by the portfolio managers (the “Investment Team”). Daniel J. Mahr joined the Investment Team in 2002. He is responsible for managing the Investment Team as it relates to the ongoing design, development, periodic enhancement and implementation of the Optimum Q Process. Mr. Mahr received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Frederick L. Konopka joined the Investment Team in 1997. As a Group Leader,

Managers Investment Group	7

S U M M A R Y  O F  T H E  F U N D

FUND MANAGEMENT

he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q Process focused on trading impact evaluation and implementation. Mr. Konopka received his A.B. in Mathematics from Dartmouth College and his M.S., with a Concentration in Information Technology and Finance, from MIT Sloan School of Management. Brian M. Greenberg and Douglas K. Thunen each joined the Investment Team in 2004. As Group Leaders, they are jointly responsible for ongoing evaluation and periodic enhancement of the research processes and software development for the Optimum Q Process, including design and code reviews. Prior to joining MDT and the Investment Team, Mr. Greenberg received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University. Prior to joining MDT and the Investment Team, Mr. Thunen earned his B.A., Magna Cum Laude, in Computer Science from Williams College and his M.Eng. in Computer Science from Princeton University.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2008, the Investment Manager had assets under management of approximately $6.7 billion. Keitha L. Kinne is primarily responsible for the day-to-day management of the Fund’s cash reserves. Ms. Kinne has been a Managing Partner and Chief Operating Officer since 2007 and Chief Investment Officer since 2008 for the Investment Manager. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to each of the Fund’s Subadvisors.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

8	Managers Investment Group

S H A R E H O L D E R  G U I D E

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (“the NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the Fund’s investments will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

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INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

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HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares*,† …
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•    Name of the Fund

•    Dollar amount or number of shares you wish to sell

•    Your name

•    Your account number

•    Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539

If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Managers Class and $2,500,000 for Institutional Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com
By bank wire	Not available

Instruct your bank to wire

monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name

(Your bank may charge you

a fee for this service; call 800.548.4539 if you have

questions)

Available if bank wire instructions are on file for your account
*	Please specify the share class you wish to purchase or sell when placing your order.

†	Redemptions of $50,000 or more for Managers Class shares or $2,500,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000 for Managers Class shares and $2,500,000 for Institutional Class shares.

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INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Managers Funds	Managers Class		Institutional Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments

• Regular Accounts	$2,000	$100	$2,500,000	$1,000
• Individual Retirement Accounts	$1,000	$100	$2,500,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares of the Managers Class or $2,500,000 or more worth of shares of the Institutional Class, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 for the Managers Class or $500,000 for the Institutional Class due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 13.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders, or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the

12	Managers Investment Group

S H A R E H O L D E R  G U I D E

Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition, the following restrictions apply:

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 14.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	13

S H A R E H O L D E R  G U I D E

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”) and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

In addition, certain of the Fund’s investments including certain debt instruments and foreign securities or foreign currencies, if any, could affect the amount, timing, and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such instruments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

14	Managers Investment Group

F I N A N C I A L  H I G H L I G H T S

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Managers Class:	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Income from Investment Operations:
Net investment loss	(0.28)[5]	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)
Net realized and unrealized gain (loss) on investments	(27.93)[5]	0.55[5]	9.88[5]	4.18[5]	12.50
Total from investment operations	(28.21)	0.04	9.74	3.64	11.94
Less Distributions to Shareholders from:
Net realized gain on investments	(5.78)	(18.73)	(13.56)	(7.28)	—
Net Asset Value, End of Year	$30.28	$64.27	$82.96	$86.78	$90.42
Total Return[1]	(43.49)%	(0.60)%	11.28%	4.00%	15.18%
Ratio of net expenses to average net assets	1.48%	1.43%	1.42%	1.40%	1.40%
Ratio of net investment loss to average net assets[1]	(0.52)%	(0.59)%	(0.15)%	(0.60)%	(0.69)%
Portfolio turnover	138%	67%	76%	80%	68%
Net assets at end of year (000’s omitted)	$352,106	$1,668,031	$2,551,703	$2,834,314	$3,415,003
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.51%	1.46%	1.47%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.55)%	(0.62)%	(0.20)%	(0.65)%	(0.74)%

	For the year ended December 31,				For the period* ended December 31, 2004
Institutional Class:	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$64.71	$83.56	$87.09	$90.56	$78.91
Income from Investment Operations:
Net investment income (loss)	(0.15)[5]	(0.32)[5]	0.10[5]	(0.33)[5]	(0.21)
Net realized and unrealized gain (loss) on investments	(28.16)[5]	0.52[5]	9.93[5]	4.14[5]	11.86
Total from investment operations	(28.31)	0.20	10.03	3.81	11.65
Less Distributions to Shareholders from:

*    Commencement of operations was May 3, 2004.

[1]    Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]    Not annualized.

[3]    Annualized.

[4]    Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[5]    Per share numbers have been calculated using average shares.

[6]    The Total Return is based on the Financial Statement Net Asset Values as shown above.

Net realized gain on investments	(5.84)	(19.05)	(13.56)	(7.28)	—
Net Asset Value, End of Period	$30.56	$64.71	$83.56	$87.09	$90.56
Total Return[1]	(43.35)%	(0.39)%	11.56%[6]	4.21%	14.75%[2]
Ratio of net expenses to average net assets	1.23%	1.20%	1.18%	1.20%	1.20%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.29)%	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	138%	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$92,439	$247,396	$561,994	$510,541	$274,010
Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.26%	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.39)%	0.04%	(0.61)%	(0.55)%[3]

Managers Investment Group	15

H O W  T O  C O N T A C T  U S

MANAGERS SPECIAL EQUITY FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16	Managers Investment Group

P R I V A C Y  P O L I C Y

W	e recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

• Information received from account applications and other forms including your address, date of birth, and social security number.

• Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

Managers INVESTMENT GROUP
Mutual Funds ▪ Separate Accounts ▪ Investment Solutions

MAY 1, 2009
(As Supplemented July 2, 2009)

PROSPECTUS
Managers Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Fund's Statement of Additional Information (the "SAI") contains additional information about the Fund and its investments. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

- By telephone:
  800.835.3879
- By mail:
  Managers Funds
  800 Connecticut Avenue
  Norwalk, Connecticut 06854-2325
- On the Internet:
  Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the Fund's current SAI and Annual and Semi-Annual reports, is on file with the Securities and Exchange Commission (the "SEC"). The Fund's SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC's Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-03752

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.